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                                                                 Exhibit (d)(17)

               FORM OF AMENDMENT TO PORTFOLIO MANAGEMENT AGREEMENT BETWEEN THE HIRTLE CALLAGHEN TRUST and [Specialist Manager name]

                             Effective [DATE], 2003


In connection with securities transactions for a Fund, the Specialist Manager that is (or whose affiliated person is) entering into the transaction, and any other subadviser that is advising an affiliate of the Fund (or portion of the Fund) (collectively, the "Specialist Managers" for the purposes of this Exhibit) entering into the transaction are prohibited from consulting with each other concerning transactions for the Fund in securities or other assets and, if both Specialist Managers are responsible for providing investment advice to the Fund, the Specialist Managers' responsibility in providing advice is expressly limited with respect to a discrete portion of the Fund's portfolio.

This prohibition does not apply to communications in connection with Hirtle
Callaghan's: (i) responsibility for evaluating and monitoring the Specialist Manager(s); (ii) determination of the allocation of assets among the Specialist Manager(s); and (iii) investment discretion with respect to the investment of Fund assets not otherwise assigned to a Specialist Manager.


                                        TRUST


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        HIRTLE CALLAGHAN


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SPECIALIST MANAGER
                                        [Specialist Manager name]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: